Exhibit 10(lxxv)



                      AMENDED AND RESTATED CREDIT AGREEMENT




              AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 1996 among NACCO MATERIALS HANDLING GROUP, INC., the BANKS party hereto, the CO-ARRANGERS and CO-AGENTS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.


                              W I T N E S S E T H :


              WHEREAS, the Borrower, the Banks listed on the signature pages hereof and the Agent are parties to a $350,000,000 Credit Agreement dated as of February 28, 1995 (the "Existing Agreement");

     WHEREAS, each of Star Bank, N.A. and The Bank of Tokyo, Ltd. desires to reduce its Commitment under the Existing Agreement to zero and cease to be a party to the Existing Agreement on the Restatement Effective Date; and

     WHEREAS, the parties hereto (other than Star Bank, N.A. and The Bank of Tokyo, Ltd.) desire to amend the Existing Agreement as set forth herein and to restate the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments specified below;

              NOW, THEREFORE, the parties hereto agree as follows:

              SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Agreement has the meaning assigned to such term in the Existing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Agreement shall from and after the Restatement Effective Date refer to the Existing Agreement as amended and restated hereby.

     SECTION 2. Amendments to Definitions. Section 1.1 of the Existing Agreement is amended as follows:

              (a) The definitions of "Final Termination Date" and "Termination Date" are each amended by replacing the date "February 28, 2000" with the date "June 4, 2001".

              (b) The following new definitions are added in the appropriate alphabetical order:

              "Amendment and Restatement" means the Amended and Restated Credit Agreement dated as of June 4, 1996 among the parties hereto, amending and restating this Agreement.

              "Co-Agents" means the Banks identified on the signature pages of the Amendment and Restatement as Co-Agents, solely in their capacity as Co-Agents under the credit facility provided herein.

              "Co-Arrangers" means the Banks identified on the signature pages of the Amendment and Restatement as Co-Arrangers, solely in their capacity as Co-Arrangers of the credit facility provided herein.

              "Restatement Effective Date" means the date the Amendment and Restatement becomes effective in accordance with Section 14 of the Amendment and Restatement.

              (c)     The definition of "Bank" is amended to read as follows:

              "Bank" means each bank (other than Star Bank, N.A. and The Bank of
               Tokyo, Ltd.) listed on the signature pages of the Amendment and Restatement, each Assignee which becomes a Bank pursuant to
               Section 9.6(c), and their respective successors.

              (d)     Clause (i) of the definition of "Commitment" is amended to read as follows:

              (i) with respect to each Bank listed on the signature pages of the Amendment and Restatement, the amount set forth opposite the name of such Bank on said signature pages or

              SECTION 3. New Pricing Schedule. The Pricing Schedule to the Existing Agreement is deleted and replaced by the Pricing Schedule attached hereto.

              SECTION 4. Date From Which New Facility Fees Accrue. Section 2.10(a)(i) of the Existing Agreement is amended by deleting the reference to "Effective Date" and substituting "Restatement Effective Date" therefor.

              SECTION 5. List of Existing Investments Updated. Exhibit M to the Existing Agreement is deleted and replaced by Exhibit M attached hereto.

              SECTION 6. Increased Investments Permitted. Section 5.15 of the Existing Agreement is amended as follows:

              (i)     Clause (a) is amended to read as follows:

              (a) Investments existing on June 4, 1996 and described in Exhibit M attached hereto in an aggregate amount not exceeding $20,125,000; and

              (ii) the word  "and" at the end of clause (f) is  deleted;  clause
         (g) is redesignated as clause (h); the reference in clause (e) to "clause (g)"is changed to refer to "clause (h)"; and the following new clause (g) is added:

              (g) an Investment (described to the Banks as "Project Olive") made after June 4, 1996 in a European manufacturer and distributor; provided that such Investment shall not exceed $10,000,000 in amount; it being understood that any portion of such Investment that exceeds such amount shall be permitted if the excess above such amount is an Investment permitted by clause (h) of this Section; and

              SECTION 7. Specification of Certain Dates. (a) The words "the date of this Agreement" in Sections 5.9 and 5.17 of the Existing Agreement are changed to "February 28, 1995".

              (b) The words "the date of this Agreement" in Section 8.2 of the Existing Agreement and the words "the date hereof", wherever they appear in
Section 8.3 thereof, are changed to "June 4, 1996".

              SECTION 8.  Updated Representations as to Financial Information.
Section 4.4 of the Existing Agreement is amended to read as follows:

     SECTION 4.4. Financial Information. (a) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1995 and the related consolidated statements of income, cash flows and stockholders' equity for the Fiscal Year then ended, reported on by Arthur Andersen LLP, a copy of which has been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

              (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 1996 and the related unaudited consolidated statements of income, cash flows and stockholders' equity for the three months then ended, a copy of which has been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

              (c) Since March 31, 1996 there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Subsidiaries, considered as a whole.

              SECTION 9. Additional Representations and Warranties. The Borrower represents and warrants that as of the Restatement Effective Date after giving effect to the amendment and restatement of the Existing Agreement provided for herein:

              (a) no Default will have occurred and be continuing; and

              (b) each representation and warranty of the Borrower set forth in the Agreement will be true as though made on and as of the Restatement Effective Date.

     SECTION 10. Co-Arrangers and Co-Agents. The following new Section 7.10 is added at the end of Article 7 of the Existing
Agreement:

     SECTION 7.10. Co-Arrangers and Co-Agents. The Co-Arrangers and Co-Agents, in their capacities as such, shall have no duties, obligations or liabilities of any kind hereunder.

     SECTION 11. Role of Star Bank, N.A. and The Bank of Tokyo, Ltd. Each of Star Bank, N.A.and The Bank of Tokyo, Ltd. is each signing this Amendment and Restatement solely for the purpose of reducing its Commitment to zero and complying with the provisions of Section 9.5 of the Existing Agreement, which states that any such non-pro rata reduction of the Commitments requires the consent of all the Banks. After the Restatement Effective Date, Star Bank, N.A. and The Bank of Tokyo, Ltd. will have no obligations under the Existing Agreement as amended and restated hereby, but will continue to have, with respect to events occurring prior to the Restatement Effective Date, the obligations set forth in Section 7.6 of the Existing Agreement and the benefits of the indemnification provisions set forth in Sections 2.16, 8.3, 8.4 and 9.3(b) thereof.

     SECTION 12. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 13. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 14. Conditions to Effectiveness. This Amendment and Restatement shall become effective, and the Existing Agreement will be amended and restated in its entirety to read as set forth in the Existing Agreement with the amendments specified above, on the date when the Agent shall have received all of the following:

              (a) counterparts of this Amendment and Restatement signed by the Borrower and all of the Banks that are parties to the Existing Agreement (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received, in form satisfactory to it, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

              (b) evidence satisfactory to the Agent that (i) all loans outstanding under the Existing Agreement and (ii) all interest and fees accrued thereunder to but excluding the Restatement Effective Date have been paid in full or the Borrower has made arrangements satisfactory to the Agent to pay such amounts in full on the Restatement Effective Date;

              (c) an opinion of Geoffrey D. Lewis, Esq., Vice President, General Counsel and Secretary of the Borrower, substantially in the form of Exhibit O hereto; and

              (d) all documents the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Existing Agreement, as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Amendment and Restatement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than June 24, 1996. The Agent shall promptly notify the Borrower and the Banks of the Restatement Effective Date, and such notice shall be conclusive and binding on all parties hereto.

              IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be duly executed as of the date first above written.


                       NACCO MATERIALS
                       HANDLING GROUP, INC.


                       By /s/ Jeffrey C. Mattern
                          Title: Treasurer


                       MORGAN GUARANTY TRUST COMPANY
                       OF NEW YORK, as a Co-Arranger and a Bank


                       By /s/ Patricia P. Lunka
                          Title: Vice President


                       BANK OF AMERICA NATIONAL TRUST
                       AND SAVINGS ASSOCIATION, as a Co-Arranger and a Bank


                       By /s/ Michael J. Balok
                          Title: Managing Director


                       CITIBANK, N.A., as a Co-Arranger and a Bank


                       By /s/ Marjorie Futornick
                          Title: Vice President


                       THE BANK OF NOVA SCOTIA, as a
                       Co-Agent and a Bank


                       By /s/ Amanda S. Norsworthy
                          Title: Senior Team Leader-Loan Operations


                       THE FIRST NATIONAL BANK OF
                       CHICAGO, as a Co-Agent and a Bank


                       By /s/ L. Gene Buebe
                          Title: Senior Vice President


                       THE LONG-TERM CREDIT BANK OF
                       JAPAN, LTD., as a Co-Agent and a Bank


                       By /s/ Brady S. Sadek
                          Title: Vice President & Deputy General Manager


                       ROYAL BANK OF CANADA, as a Co-Agent and a Bank


                       By /s/ Molly Drennan
                          Title: Manager, Corporate Banking


                       UNION BANK OF CALIFORNIA,
                       N.A., as a Co-Agent and a Bank


                       By /s/ Kevin McBride
                          Title: Vice President

                       KEY BANK OF WASHINGTON, as a Co-Agent and a Bank


                       By /s/ Kathleen J. Johanson
                          Title: Vice President


                       UNITED STATES NATIONAL BANK OF
                       OREGON, as a Co-Agent and a Bank


                       By /s/ Chris J. Karlin
                          Title: Vice President

                       WELLS FARGO BANK, N.A., as a Co-Agent and a Bank


                       By /s/ Bill Hauck
                          Title: Vice President


                       BANK OF SCOTLAND


                       By /s/ Catherine M. Oniffrey
                          Title: Vice President



                       THE CHASE MANHATTAN BANK, N.A.


                       By /s/ Christopher C. Wardwell
                          Title: Managing Director


                       CAISSE NATIONALE DE CREDIT AGRICOLE


                       By /s/ Dean Balice
                          Title: Senior Vice President Branch Manager


                       MELLON BANK, N.A.


                       By /s/ Mark J. Johnston
                          Title: Assistant Vice President


                       THE SUMITOMO BANK, LTD.


                       By /s/ Hiroyuki Iwami
                          Title: Joint General Manager


                       ISTITUTO BANCARIO SAN PAOLO
                       DI TORINO S.P.A.


                       By /s/ William DeAngelo
                          Title: First Vice President


                       By /s/ Wendell Jones
                          Title: Vice President


                       STAR BANK, N.A.


                       By /s/ John Barrett
                          Title: Vice President


                       THE BANK OF TOKYO, LTD. PORTLAND BRANCH


                       By /s/ M.W. Kringlen
                          Title: Vice President


                       MORGAN GUARANTY TRUST COMPANY
                       OF NEW YORK, as Agent


                       By /s/ Patricia P. Lunka
                          Title: Vice President

                                PRICING SCHEDULE

                Subject to the last sentence of this Pricing Schedule, each of the terms "Facility Fee Rate", "Euro-Dollar Margin" and "CD Margin" means, for any day, the rate per annum set forth below in the row opposite such term and in the column corresponding to the Pricing Level that applies on such day:










- -------------- ------------ ----------- ----------- ---------- ----------
Pricing Level     Level I    Level II    Level III  Level IV    Level V
- -------------- ------------ ----------- ----------- ---------- ----------
Facility Fee       0.100%     0.125%       0.200%    0.250%     0.375%
Rate
- -------------- ------------ ----------- ----------- ---------- ----------
Euro-Dollar        0.200%     0.250%       0.300%    0.500%     0.625%
Margin
- -------------- ------------ ----------- ----------- ---------- ----------
CD Margin          0.325%     0.375%       0.425%    0.625%     0.750%
- -------------- ------------ ----------- ----------- ---------- ----------


         For purposes of this Pricing Schedule, the following terms have the following meanings:

         "Average Debt Ratio" means, for any Fiscal Quarter, the ratio of (i) Average Total Debt during such Fiscal Quarter to (ii) the sum of (x) such Average Total Debt plus (y) Consolidated Net Worth at the end of such Fiscal Quarter.

         "Average Total Debt" means, for any Fiscal Quarter, the sum of (i) the daily average amount of Debt of the Borrower and its domestic Subsidiaries outstanding during such Fiscal Quarter and (ii) the quotient obtained by dividing (x) the sum of the amount of Debt of the Borrower's foreign Subsidiaries outstanding at the end of each month included in such Fiscal Quarter by (y) the number of months included in such Fiscal Quarter; provided that for purposes of this definition the term "Debt" does not include Debt owed by the Borrower to any Subsidiary or Debt owed by any Subsidiary to the Borrower or to another Subsidiary.

         "Level I Pricing" applies during any Rate Period if the Average Debt Ratio for the Preceding Fiscal Quarter was less than or equal to 0.37 to 1.

         "Level II Pricing" applies during any Rate Period if the Average Debt Ratio for the Preceding Fiscal Quarter was greater than 0.37 to 1 but less than or equal to 0.42 to 1.
         "Level III Pricing" applies during any Rate Period if the Average Debt Ratio for the Preceding Fiscal Quarter was greater than 0.42 to 1 but less than or equal to 0.47 to 1.

         "Level IV Pricing" applies during any Rate Period if the Average Debt Ratio for the Preceding Fiscal Quarter was greater than 0.47 to 1 but less than or equal to 0.52 to 1.

         "Level V Pricing" applies during any Rate Period if the Average Debt Ratio for the Preceding Fiscal Quarter was greater than 0.52 to 1.

         "Preceding Fiscal Quarter" means, with respect to any Rate Period, the most recent Fiscal Quarter ended before such Rate Period begins.

         "Rate Period" means any period from and including the 46th day of a Fiscal Quarter to and including the 45th day of the immediately succeeding Fiscal Quarter.

         If the Interest Coverage Ratio is equal to or less than 3.25 to 1 at the end of any Fiscal Quarter, (i) the Facility Fee Rate applicable during the Rate Period that begins on the 46th day of the following Fiscal Quarter shall be 0.125% per annum higher than the applicable rate shown in the table above and
(ii) the Euro-Dollar Margin and CD Margin applicable during such Rate Period shall each be 0.750% per annum higher than the applicable rate shown in the table above.